                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Covista Communications, Inc. on Form 10-Q for the period ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank J. Pazera, CFO of Covista Communications, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

     1) The report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Covista Communications, Inc.

Date:  September 12, 2003          By:  /s/  Frank J. Pazera
                                        -----------------------
                                        Frank J. Pazera,
                                        ExecutiveVice President, Chief Financial
                                        Officer and Principal Accounting Officer